EXHIBIT 99.1


                                                               May 22, 2001


            This will confirm the agreement by and between the undersigned that Statement on Schedule 13D filed on or about this date, and any amendments thereto, with respect to the beneficial ownership of the undersigned of shares of common stock, $0.05 par value, of Landmark Land Company, Inc., a Delaware corporation is being filed jointly on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                    GOTHAM PARTNERS, L.P.


                                    By:  Section H Partners, L.P.,
                                    its general partner

                                    By:  Karenina Corporation,
                                    a general partner of Section H
                                    Partners, L.P.


                                    By: /s/ William A. Ackman
                                    -------------------------------------
                                    William A. Ackman
                                    President

                                    GOTHAM PARTNERS III, L.P.


                                    By:  Section H Partners, L.P.,
                                    its general partner

                                    By:  Karenina Corporation,
                                    a general partner of Section H
                                    Partners, L.P.


                                    By: /s/ William A. Ackman
                                    ------------------------------
                                    William A. Ackman
                                    President

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                                    GOTHAM INTERNATIONAL
                                    ADVISORS, L.L.C.


                                    By: /s/ William A. Ackman
                                    ------------------------------------
                                    William A. Ackman
                                    Senior Managing Member


                                    KARENINA PROPERTIES, LLC


                                    By: /s/ William A. Ackman
                                    ------------------------------------
                                    William A. Ackman
                                    Manager


                                    GOTHAM HOLDINGS II, L.L.C.


                                    By:   Gotham Holdings Management LLC,
                                    the Manager


                                    By: /s/ William A. Ackman
                                    ------------------------------------
                                    William A. Ackman
                                    Senior Managing Member



                                    GOTHAM HOLDINGS III, L.L.C.


                                    By:   Gotham Holdings Management LLC,
                                    the Manager


                                    By: /s/ William A. Ackman
                                    ------------------------------------
                                    William A. Ackman
                                    Senior Managing Member